UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2026

STONEBRIDGE ACQUISITION II CORPORATION
(Exact name of registrant as specified in charter)

Cayman Islands	001-42871	N/A
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One World Trade Center

Suite 8500

New York, New York 10007
(Address of principal executive offices) (Zip Code)

(646) 314-3555

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, par value $0.0001 per share, and one Right to acquire one-tenth of one Class A Ordinary Share	APACU	The Nasdaq Stock Market LLC
Class A Ordinary Shares, par value $0.0001 per share	APAC	The Nasdaq Stock Market LLC
Rights, each Right to acquire one-tenth of one Class A Ordinary Share	APACR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

On February 2, 2026, the board of directors (the “Board”) of StoneBridge Acquisition II Corporation (the “Company”), appointed Mahboob Subuhani Mohamed Mohideen to serve as an independent member of the Board, effective immediately. The Board has not yet appointed Mr. Mohideen to a committee of the Board.

Mr. Mohideen, 38, is a senior technology and strategy executive with extensive experience in corporate leadership, digital transformation, and cross-border business growth across the Middle East, Europe and Asia. He has held advisory and board-level positions supporting government entities, family offices, and multinational enterprises in a variety of areas, including quantum computing, AI, AI-driven platforms and AGI technology, enterprise technology, digitalization, fintech and blockchain. Mr. Mohideen’s industry background spans telecommunications, healthcare, education, aviation, tourism, smart security, and large-scale automation programs in the United Arab Emirates and the Gulf Cooperation Council (GCC) region.

There are no arrangements or understandings between Mr. Mohideen and any other person pursuant to which Mr. Mohideen was selected as a director. In addition, there are no transactions in which Mr. Mohideen has a direct or indirect interest that would require disclosure under Item 404(a) of Regulation S-K.

Mr. Mohideen will be eligible to participate in the Company’s standard non-employee director compensation program, if any, as may be determined from time to time by the Board. Any initial equity or cash retainers, if applicable, will be disclosed once approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

StoneBridge Acquisition II Corporation

	By:	/s/ Bhargav Marepally
	Name:	Bhargav Marepally
	Title:	Chief Executive Officer

Date: February 3, 2026

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